As filed with the Securities and Exchange Commission on July 12, 2006
Registration No. 333-135436

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Hanger Orthopedic Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	8093 (Primary Standard Industrial Classification Code Number)	84-0904275 (I.R.S. Employer Identification No.)

Two Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814
(301) 986-0701
(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

IVAN R. SABEL
Chairman of the Board
and Chief Executive Officer
Hanger Orthopedic Group, Inc.
Two Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814
(301) 986-0701
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Please send copies of communications to:

Arthur H. Bill, Esq.
Foley & Lardner LLP
3000 K Street, N.W., Suite 500
Washington, D.C. 20007
(202) 672-5300

Approximate date of commencement of proposed sale to public:  As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

I.R.S. Employer
	Identification	State/Country of
Name	Number	Incorporation

Hanger Prosthetics & Orthotics, Inc.	52-1486235	Delaware
Southern Prosthetic Supply, Inc.	58-0276760	Georgia
DOBI-Symplex, Inc.	52-1770022	Delaware
OPNET, Inc.	93-1203565	Nevada
Hanger Services Corporation	81-0579764	Nevada
Innovative Neurotronics, Inc.	20-0462819	Delaware
Linkia, LLC	20-0800593	Maryland
Dosteon Solutions, LLC	Not applicable	Maryland
Eugene Teufel & Son Orthotics & Prosthetics, Inc.	23-1886523	Pennsylvania
HPO, Inc.	13-3422514	Delaware
ABI Orthotic/Prosthetic Laboratories, Ltd.	31-1521423	Ohio
Greater Chesapeake Orthotics & Prosthetics, Inc.	20-0069897	Delaware
Rehab Designs of America Corporation	48-1084279	Delaware
Rehab Designs of Colorado, Inc.	84-1092828	Colorado
Rehab Designs of Wisconsin, Inc.	48-1156445	Kansas
Certified Orthotic & Prosthetic Associates, Inc.	42-1255973	Missouri
The Brace Shop Prosthetic Orthotic Centers, Inc.	31-0818454	Ohio
Hanger Prosthetics & Orthotics West, Inc.	95-2667855	California
Hanger Prosthetics & Orthotics East, Inc.	23-2582601	Delaware
NWPO Associates, Inc.	91-1980393	Washington
Advanced Bio-Mechanics, Inc.	68-0167494	California
Laurence’s Orthotics & Prosthetics, Inc.	68-0032820	California
Shasta Orthotic Prosthetic Service, Inc.	94-2530832	California
Conner Brace Co., Inc.	74-3008021	Texas
Elite Care, Inc.	86-0964264	Arizona
Fortitude Medical Specialists, Inc.	Not applicable	Arizona

The address of each of the additional registrants is Two Bethesda Metro Center, Suite 1200, Bethesda, Maryland 20814.

PART II

Item 21.	Exhibits and Financial Statement Schedules

(a) Exhibits:  The following exhibits are filed herewith or incorporated herein by reference:

Exhibit No.		Document

3(a)	—	Certificate of Incorporation, as amended, of the Registrant. (Incorporated herein by reference to Exhibit 3.1 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1988.)
3(b)	—	Certificate of Amendment of the Registrant’s Certificate of Incorporation (which, among other things, changed the Registrant’s corporate name from Sequel Corporation to Hanger Orthopedic Group, Inc.), as filed on August 11, 1989 with the Office of the Secretary of State of Delaware. (Incorporated herein by reference to Exhibit 3(b) to the Registrant’s Current Report on Form 10-K dated February 13, 1990.)
3(c)	—	Certificate of Agreement of Merger of Sequel Corporation and Delaware Sequel Corporation. (Incorporated herein by reference to Exhibit 3.1(a) to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1988.)
3(d)	—	Certificate of Ownership and Merger of Hanger Acquisition Corporation and J. E. Hanger, Inc. as filed with the Office of the Secretary of the State of Delaware on April 11, 1989. (Incorporated herein by reference to Exhibit 2(f) to the Registrant’s Current Report on Form 8-K dated May 15, 1989.)
3(e)	—	Certificate of Amendment to Certificate of Incorporation of the Registrant, as filed with the Secretary of State of Delaware on September 16, 1999. (Incorporated herein by reference to Exhibit 3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.)
3(f)	—	Certificate of Designation, Rights and Preferences of 7% Redeemable Preferred Stock as filed with the Office of the Secretary of State of Delaware on June 28, 1999. (Incorporated herein by reference to Exhibit 2(b) to the Registrant’s Current Report of Form 8-K dated July 1, 1999.)
3(g)	—	Certificate of Designations of Series A Convertible Preferred Stock filed by the Registrant with the Delaware Secretary of State on May 26, 2006. (Incorporated herein by reference to Exhibit 3.1 to the Registrant’s Form 8-K filed May 30, 2006.)
3(h)	—	By-Laws of the Registrant, as amended. (Incorporated herein by reference to Exhibit 3 to the Registrant’s Current Report on Form 8-K dated May 15, 1989.)
4(a)	—	Purchase Agreement, dated as of May 23, 2006, among Hanger Orthopedic Group, Inc., the guarantors signatory thereto, Lehman Brothers Inc., Citigroup Global Markets Inc. and ABN AMRO Incorporated. (Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed May 30, 2006.)
4(b)	—	Indenture, dated as of May 26, 2006, among Hanger Orthopedic Group, Inc., the subsidiary guarantors and Wilmington Trust Company as trustee, relating to the 10 1/4% Senior Notes due 2014. (Incorporated herein by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed May 30, 2006.)
4(c)	—	Registration Rights Agreement, dated as of May 26, 2006, among Hanger Orthopedic Group, Inc., the guarantors signatory thereto, Lehman Brothers Inc. and Citigroup Global Markets Inc. (Incorporated herein by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed May 30, 2006.)
5.1	—	Revised Opinion of Foley & Lardner LLP. (Filed herewith.)
10(a)	—	1991 Stock Option Plan of the Registrant, as amended through September 16, 1999. (Incorporated herein by reference to Exhibit 4(a) to the Registrant’s Proxy Statement, dated July 28, 1999, relating to the Registrant’s Annual Meeting of Stockholders held on September 8, 1999.)
10(b)	—	1993 Non-Employee Directors Stock Option Plan of the Registrant. (Incorporated herein by reference to Exhibit 4(b) to the Registrant’s Registration Statement on Form S-8 (File No. 33-63191).)
10(c)	—	Asset Purchase Agreement, dated as of March 26, 1997, by and between Hanger Prosthetics & Orthotics, Inc., Acor Orthopedic, Inc., and Jeff Alaimo, Greg Alaimo and Mead Alaimo. (Incorporated by reference to Exhibit 2 to the Current Report on Form 8-K filed by the Registrant on April 15, 1997.)

Exhibit No.		Document

10(d)	—	Asset purchase Agreement, dated as of May 8, 1997, by and between Hanger Prosthetics & Orthotics, Inc., Fort Walton Orthopedic, Inc., Mobile Limb and Brace, Inc. and Frank Deckert, Ronald Deckert, Thomas Deckert, Robert Deckert and Charles Lee. (Incorporated by reference to Exhibit 2 to the Current Report on Form 8-K filed by the Registrant on June 5, 1997.)
10(e)	—	Asset Purchase Agreement, dated as of November 3, 1997, by and between Hanger Prosthetics & Orthotics, Inc., Morgan Prosthetic-Orthotics, Inc. and Dan Morgan. (Incorporated herein by reference to Exhibit 10(v) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 1997.)
10(f)	—	Asset Purchase Agreement, dated as of December 23, 1997, by and between Hanger Prosthetics & Orthotics, Inc., Harshberger Prosthetic & Orthotic Center, Inc., Harshberger Prosthetic & Orthotic Center of Mobile, Inc., Harshberger Prosthetic & Orthotic Center of Florence, Inc., FAB-CAM, Inc. and Jerald J. Harshberger. (Incorporated herein by reference to Exhibit 10(w) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 1997.)
10(g)	—	Stock Purchase Agreement, dated as of April 2, 1999, by and among NovaCare, Inc., NC Resources, Inc., the Registrant and HPO Acquisition Corporation, Amendment No. 1 thereto, dated as of May 19, 1999, and Amendment No. 2 thereto, dated as of June 30, 1999. (Incorporated herein by reference to Exhibit 2(a) to the Registrant’s Current Report on Form 8-K dated July 15, 1999.)
10(h)	—	Indenture, dated as of June 16, 1999, among the Registrant, its subsidiaries and U.S. Bank Trust National Association, as Trustee. (Incorporated herein by reference to Exhibit 10(a) to the Registrant’s Current Report on Form 8-K dated July 1, 1999.)
10(i)	—	Employment Agreement, dated as of April 29, 1999, between the Registrant and Ivan R. Sabel. (Incorporated herein by reference to Exhibit 10(r) to the Registrant’s Registration Statement on Form S-4 (File No. 333-85045).)
10(j)	—	Employment Agreement, dated as of July 1, 1999, between the Registrant and Rick Taylor. (Incorporated herein by reference to Exhibit 10(u) to the Registrant’s Registration Statement on Form S-4 (File No. 333-85045).)
10(k)	—	Employment Agreement, dated as of November 1, 1996, between the Registrant and Ron May. (Incorporated herein by reference to Exhibit 10(w) to the Registrant’s Registration Statement on Form S-4 (File No. 333-85045).)
10(l)	—	Employment Agreement, dated as of August 29, 2001, between the Registrant and George McHenry. (Incorporated herein by reference to Exhibit 10 (cc) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2001.)
10(m)	—	Employment Agreement, dated as of January 2, 2002, between the Registrant and Thomas Kirk. (Incorporated herein by reference to Exhibit 10 (dd) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2001.)
10(n)	—	2002 Stock Incentive Plan of the Registrant. (Incorporated herein by reference to Exhibit A to the Registrant’s Proxy Statement, dated April 30, 2003, relating to the Registrant’s Annual Meeting of Stockholders held on May 30, 2003. (File No. 001-10670).)
10(o)	—	2003 Non-Employee Directors’ Stock Incentive Plan of the Registrant. (Incorporated herein by reference to Exhibit A to the Registrant’s Proxy Statement, dated April 30, 2003, relating to the Registrant’s Annual Meeting of Stockholders held on May 30, 2003. (File No. 001-10670).)
10(p)	—	Amended and Restated Credit Agreement, dated as of October 3, 2003, between the Registrant, various lenders and General Electric Capital Corporation, as administrative agent. (Incorporated herein by reference to Exhibit 10(dd) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2003.)
10(q)	—	Master Amendment, dated as of October 9, 2003, between the Registrant, Seattle Systems, Inc.(formerly known as USMC Corp., the successor in interest to United States Manufacturing Company, LLC, and which merged with and into OPMC Acquisition Corp. on December 26, 2001), Southern Prosthetic Supply, Inc., and DOBI-Symplex, Inc. (formerly known as Seattle Orthopedic Group, Inc.) (Incorporated herein by reference to Exhibit 10(ee) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2003.)

Exhibit No.		Document

10(r)	—	Third Amendment to Amended and Restated Credit Agreement and Waiver, dated as of September 2, 2004, among the Registrant, the lenders’ signatory thereto and General Electric Capital Corporation, as Administrative Agent. (Incorporated herein by reference to Exhibit 10 to the Registrant’s Form 8-K dated September 2, 2004.)
10(s)	—	Form of Stock Option Agreement (Non-Executive Employees), Stock Option Agreement (Executive Employees), Restricted Stock Agreement (Non-Executive Employees) and Restricted Stock Agreement (Executive Employees). (Incorporated herein by reference to Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to the Registrant’s Current Report on Form 8-K filed on February 24, 2005.)
10(t)	—	Supplemental Executive Retirement Plan, dated January 1, 2004 (Incorporated herein by reference to Exhibit 10(dd) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004.)
10(u)	—	Fourth Amendment to Amended and Restated Credit Agreement, dated as of August 26, 2005, among the Registrant, the lenders’ signatory thereto and General Electric Capital Corporation, as Administrative Agent. (Incorporated herein by reference to Exhibit 10 to the Registrant’s Form 8-K filed on August 30, 2005.)
10(v)	—	Employment and Non-Compete Agreement, commencing as of April 1, 2005, between the Registrant and John Rush, M.D. (Incorporated herein by reference to Exhibit 10(ff) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005.)
10(w)	—	Second Amended and Restated Employment Agreement, effective as of January 1, 2005, by and between Ivan R. Sabel and the Company. (Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.)
10(x)	—	Second Amended and Restated Employment Agreement, effective as of January 1, 2005, by and between Thomas F. Kirk and the Company. (Incorporated herein by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.)
10(y)	—	Second Amended and Restated Employment Agreement, effective as of January 1, 2005, by and between Richmond L. Taylor and the Company. (Incorporated herein by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.)
10(z)	—	Second Amended and Restated Employment Agreement, effective as of January 1, 2005, by and between George E. McHenry and the Company. (Incorporated herein by reference to Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.)
12.1	—	Ratio of Earnings to Fixed Charges. (Filed with Form S-4, dated June 29, 2006.)
21	—	List of Subsidiaries of the Registrant. (Incorporated herein by reference to Exhibit 21 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005.)
23(a)	—	Consent of Foley & Lardner LLP. (Included in Exhibit 5.1.)
23(b)	—	Consent of PricewaterhouseCoopers LLP. (Filed with Form S-4, dated June 29, 2006.)
24	—	Power of Attorney (Included on Page II-5 of Form S-4, dated June 29, 2006.)
25	—	Statement on Form T-1 of Eligibility of Trustee. (Filed with Form S-4, dated June 29, 2006.)
99(a)	—	Form of Letter of Transmittal. (Filed with Form S-4, dated June 29, 2006.)
99(b)	—	Form of Notice of Guaranteed Delivery. (Filed with Form S-4, dated June 29, 2006.)
99(c)	—	Form of Letter to Clients. (Filed with Form S-4, dated June 29, 2006.)
99(d)	—	Form of Letter to Nominees. (Filed with Form S-4, dated June 29, 2006.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland, on July 12, 2006.

Hanger Orthopedic Group, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
Chairman of the Board and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed below by the following persons in the capacities and on the dates indicated:

Dated: July 12, 2006		/s/ Ivan R. Sabel Ivan R. Sabel, CPO Chairman, Chief Executive Officer and Director (Principal Executive Officer)

Dated: July 12, 2006	By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry Chief Financial Officer (Principal Financial Officer)

Dated: July 12, 2006	By:	/s/ Ivan R. Sabel* Attorney-in-Fact Thomas C. Hofmeister Vice President of Finance (Chief Accounting Officer)

Dated: July 12, 2006	By:	/s/ Ivan R. Sabel* Attorney-in-Fact Thomas F. Kirk President, Chief Operating Officer and Director

Dated: July 12, 2006	By:	/s/ Ivan R. Sabel* Attorney-in-Fact Edmond E. Charrette, M.D. Director

Dated: July 12, 2006	By:	/s/ Ivan R. Sabel* Attorney-in-Fact Thomas P. Cooper, M.D. Director

Dated: July 12, 2006	By:	/s/ Ivan R. Sabel* Attorney-in-Fact Cynthia L. Feldmann Director

Dated: July 12, 2006	By:	/s/ Ivan R. Sabel* Attorney-in-Fact Eric Green Director

Dated: July 12, 2006	By:	/s/ Ivan R. Sabel* Attorney-in-Fact Isaac Kaufman Director

Dated: July 12, 2006	By:	/s/ Ivan R. Sabel* Attorney-in-Fact H.E. Thranhardt, CPO Director

Dated: July 12, 2006	By:	/s/ Ivan R. Sabel* Attorney-in-Fact William R. Floyd Director

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Hanger Prosthetics & Orthotics, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
Chairman

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		Chairman and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Southern Prosthetic Supply, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
Chairman

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		Chairman and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Dobi-Symplex, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Opnet, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Hanger Services Corporation

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Innovative Neurotronics, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
Chairman

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		Chairman and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Linkia, LLC

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
Chairman

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		Chairman, and Chairman of the Board and Chief Executive Officer of Hanger Orthopedic Group, Inc., the sole member and sole manager of Linkia, LLC (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer, and Executive Vice President and Chief Financial Officer of Hanger Orthopedic Group, Inc., the sole member and sole manager of Linkia, LLC (Chief Financial Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Thomas F. Kirk	President, Chief Operating Officer and Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Linkia, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Edmond E. Charrette	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Linkia, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Thomas P. Cooper	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Linkia, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Cynthia L. Feldmann	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Linkia, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Eric Green	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Linkia, LLC	July 12, 2006

Signature		Title	Date

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Isaac Kaufman	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Linkia, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact H.E. Thranhardt	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Linkia, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact William R. Floyd	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Linkia, LLC	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Dosteon Solutions, LLC

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President, and Chairman of the Board and Chief Executive Officer of Hanger Orthopedic Group, Inc., the sole member and sole manager of Dosteon Solutions, LLC (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer, and Executive Vice President and Chief Financial Officer of Hanger Orthopedic Group, Inc., the sole member and sole manager of Dosteon Solutions, LLC (Chief Financial Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Thomas F. Kirk	President, Chief Operating Officer and Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Dosteon Solutions, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Edmond E. Charrette	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Dosteon Solutions, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Thomas P. Cooper	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Dosteon Solutions, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Cynthia L. Feldmann	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Dosteon Solutions, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Eric Green	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Dosteon Solutions, LLC	July 12, 2006

Signature		Title	Date

By:	/s/ Ivan R. Sabel* Attorney-in-Fact Isaac Kaufman	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Dosteon Solutions, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact H.E. Thranhardt	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Dosteon Solutions, LLC	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact William R. Floyd	Director of Hanger Orthopedic Group, Inc., the sole member and sole manager of Dosteon Solutions, LLC	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Eugene Teufel & Son Orthotics & Prosthetics, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

HPO, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
Chairman

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		Chairman and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

ABI Orthotic/Prosthetic Laboratories, Ltd.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President, and Chairman and Director of Hanger Prosthetics & Orthotics, Inc., the sole member and sole manager of ABI Orthotic/Prosthetic Laboratories, Ltd. (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer, and Director and Treasurer of Hanger Prosthetics & Orthotics, Inc., the sole member and sole manager of ABI Orthotic/Prosthetic Laboratories, Ltd. (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Greater Chesapeake Orthotics & Prosthetics, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Rehab Designs Of America Corporation

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Rehab Designs of Colorado, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Rehab Designs of Wisconsin, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Certified Orthotic & Prosthetic Associates, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel	President and Director (Chief Executive Officer)	July 12, 2006

/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

The Brace Shop Prosthetic Orthotic Centers, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Hanger Prosthetics & Orthotics West, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Hanger Prosthetics & Orthotics East, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

NWPO Associates, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Advanced Bio-Mechanics, Inc.

By:
/s/  Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Laurence’s Orthotics & Prosthetics, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Shasta Orthotic Prosthetic Service, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Conner Brace Co., Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel		President and Director (Chief Executive Officer)	July 12, 2006

By:	/s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Elite Care, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel	President and Director (Chief Executive Officer)	July 12, 2006

By: /s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bethesda, Maryland, on July 12, 2006.

Fortitude Medical Specialists, Inc.

By:	/s/ Ivan R. Sabel
Ivan R. Sabel
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ivan R. Sabel Ivan R. Sabel	President and Director (Chief Executive Officer)	July 12, 2006

By: /s/ Ivan R. Sabel* Attorney-in-Fact George E. McHenry	Treasurer and Director (Chief Financial Officer)	July 12, 2006

*	Ivan R. Sabel, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to the power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.